Note 22. Employee Benefits (Detail) - Amounts in Accumulated Other Comprehensive Income That Have Not Yet Been Recognized as Components of Defined Benefit Pension Plans Expense: (USD $)
In Thousands, unless otherwise specified
12 Months Ended
	Oct. 31, 2012	Oct. 31, 2011
Net actuarial loss	$ 83,374	$ 35,480
Deferred income taxes	(20,449)	(8,847)
Accumulated other comprehensive loss - net of tax	$ 62,925	$ 26,633